                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-4049

                              SCUDDER INCOME TRUST
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       3/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder GNMA Fund

Semiannual Report to Shareholders

March 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. Yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Please read this fund's prospectus for specific details regarding its investments and risk profile.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during all periods shown for Class AARP and S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sales of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares prior to July 17, 2000 are derived from the historical performance of Class AARP shares of the Scudder GNMA Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 3/31/04
Scudder GNMA Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class AARP	1.91%	2.73%	5.43%	5.86%	6.22%
Class S	1.84%	2.66%	5.41%	5.86%	6.22%
Lehman Brothers GNMA Index+	2.62%	3.62%	6.17%	6.62%	7.35%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 3/31/04	$ 15.28	$ 15.27
9/30/03	$ 15.26	$ 15.26
Distribution Information: Six Months: Income Dividends as of 3/31/04	$ .28	$ .28
March Income Dividend	$ .0530	$ .0530
SEC 30-day Yield* as of 3/31/04	3.41%	3.40%
Current Annualized Distribution Rate* as of 3/31/04	4.16%	4.17%

* Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended March 31, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 3.26% and 3.26%, for Class AARP and S shares, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 4.01% and 4.03% for Class AARP and S shares, respectively, had certain expenses not been reduced.

Class AARP Lipper Rankings - GNMA Funds Category as of 3/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	31	of	66	47
3-Year	28	of	56	50
5-Year	19	of	46	41
10-Year	22	of	27	79

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class AARP shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder GNMA Fund - Class AARP [] Lehman Brothers GNMA Index+

Yearly periods ended March 31

Comparative Results as of 3/31/04
Scudder GNMA Fund		1-Year	3-Year	5-Year	10-Year
Class AARP	Growth of $10,000	$10,273	$11,720	$13,292	$18,284
	Average annual total return	2.73%	5.43%	5.86%	6.22%
Class S	Growth of $10,000	$10,266	$11,713	$13,292	$18,284
	Average annual total return	2.66%	5.41%	5.86%	6.22%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,362	$11,967	$13,780	$20,325
	Average annual total return	3.62%	6.17%	6.62%	7.35%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Portfolio Managers William Chepolis and Sean McCaffrey discuss market conditions and the fund's investment strategy during the six-month period ended March 31, 2004.

Q: How would you describe the investing environment for mortgage securities during the past six months?

A: During the fourth quarter of 2003, more convincing signs of a pickup in the US economy began to emerge. Positive economic reports included increases in employment, capital spending, consumer confidence and housing starts. With pricing indices persuading market participants that inflation would not be a factor, Treasury yields remained within a narrow range, moving slightly higher into quarter-end. The fourth quarter saw significant inflows into mortgage-related securities. Investors became comfortable with the idea that the Federal Reserve Board (the Fed) was carefully watching for signs of renewed inflation and intent on keeping interest rates stable in the near term. As mortgage rates crept upward during the quarter, the percentage of mortgage holders with a financial incentive to refinance their mortgages declined dramatically, from over 70% in June 2003 to 30% by year-end.

The first quarter of 2004 was generally characterized by positively trending economic news, yet there was no confirmation from the labor markets, which is what investors were looking for month to month. With each month's employment report, there was discouragement, to the point where other positive economic indicators didn't register with investors. As a result, yields trended downward throughout the quarter. Following the close of the semiannual period, some market participants were reassured in early April by the government's employment report, which stated that more than 300,000 new jobs were created in March, triple the expected number.

Q: How did the fund perform in this environment?

A: The fund's Class S shares' total return of 1.84% was below that of the fund's benchmark, the Lehman Brothers GNMA Index, which rose 2.62% (please see pages 3 and 4 for the performance of other share classes and more complete performance information) and below the 1.93% return of its average peer in the Lipper GNMA Funds category.1 At the end of the period, the fund's duration stood at 2.10 years, compared with 2.15 years for the Lehman Brothers GNMA Index.

1 The Lipper GNMA Funds category includes funds that invest at least 65% of their assets in Government National Mortgage Association securities. The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q: What were the fund's primary strategies during the period?

A: For the fourth quarter of 2003, following the interest rate increases of summer and early fall, we felt that the underperformance of higher-coupon mortgage securities had bottomed out, and that the ensuing slowdown in prepayments by mortgage holders would make these securities attractive. For this reason, the portfolio sold positions in 5% and 5.5% coupon GNMAs during the quarter and purchased 6%, 6.5% and 8% coupon GNMAs. These issues performed well for the portfolio, as supply was limited, the market became more heavily focused on shorter-duration instruments, and investors moved to the perceived yield advantage.

In early January, the mortgage refinancing index (representing the number of applications for refinancing transactions received by mortgage brokers that week) remained relatively low, indicating to us that prepayments would continue to be slow. In addition, the Fed was perceived to be on hold and not looking to raise interest rates anytime soon. In this environment, we felt that the best avenue to capture return for the fund was not through the pursuit of capital appreciation, but through purchases of higher-yielding instruments. One strategy we followed was to purchase newer mortgage pools with slower prepays and, therefore, higher yields. Another of the fund's strategies for capturing yield was purchasing 30-year mortgages, rather than the 15-year mortgages we had been emphasizing. We were willing to forgo more price-stable 15-year mortgages because, again, we anticipated a stable interest rate environment and wanted to pick up additional yield for the fund in longer-term issues. This strategy detracted from performance during part of the period as 15-year mortgages outperformed but otherwise was positive for the fund.

The year 2003 had proved to be an opportune period to use financing in the form of "mortgage rolls," as the yield curve remained historically steep and mortgage supply was concentrated in forward months versus demand in near months.2 When investors need to purchase bonds in the current accounting period, but new supply is concentrated in future time periods, it is frequently advantageous to sell mortgages in the near month, and purchase them forward. The purchases are bought at a lower price and higher yield, and the investor is sheltered from prepays on pools they had in their portfolio. The stable to rising rates in the fourth quarter slowed supply, and sated demand, thereby 2 The yield curve is a graph with a left- to right-line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. collapsing this market opportunity. Our inability to pursue this strategy in 2004 detracted from performance during the semiannual period.

As we moved through the first quarter, the number of mortgage holders with an incentive to refinance nearly doubled as short-term interest rates ticked down. Because the fund came into 2004 with an overweight in higher-coupon mortgages, and as investors gradually became more and more concerned about additional weakness in the economy, we sold many of the higher-coupon issues that we thought would bear the brunt of higher refinancing and prepayment activity. In their place, we purchased lower-coupon mortgages at 5% and 5.5%.

In addition, at the start of 2004, the fund held an overweight in Treasuries and cash of approximately 5% because we thought that mortgages were becoming expensive and we anticipated a softening of demand. What also occurred - which we didn't expect - was a simultaneous decline in supply because of slowing prepayments and economic activity. When banks began to purchase mortgage instruments in large numbers in early January, mortgages posted significant gains when compared with Treasuries. Our overweight cash and Treasuries position detracted from performance as we missed some of that rally.

Finally, another longer-term strategy that we are counting on this year is the purchase of pools of mortgages from specific geographic locations or with specific-sized loan balances. These types of mortgage pools typically provide higher yields over time because of their more predictable prepayment characteristics. One of the ways we seek to outperform the benchmark is to manage the prepayment flows of the mortgage securities we purchase in a way that we feel is superior to securities within the benchmark. The "specified" mortgage pools strategy takes longer to pay off because these securities cost more up front. After the securities reach a break-even point, the purchaser typically begins to accrue the benefits of these pools. We launched this strategy last October, and are hopeful that it will provide significant additional income for the fund going forward.

Q: Will you explain how you manage the fund?

A: We strive to offer relatively high current income and relative safety of principal. Initially, we focus on the fund's allocation between GNMAs and Treasury securities - both of which are backed by the full faith and credit of the US government.3 For the allocation to mortgage-backed securities, we conduct an extensive analysis of prepayment expectations of individual GNMAs, searching for value in older, seasoned bonds, as well as in bonds backed by newly created mortgages. We believe that this approach diminishes the fund's prepayment risk. The older, higher-yielding GNMAs have already gone through a number of refinancing cycles, and thus, we expect them to exhibit reduced prepayment sensitivity. Bonds backed by newly created mortgages tend to exhibit low prepayments for their first few months in existence. Because we do not believe we can consistently and profitably predict the direction of interest rates, we do not try to choose securities based on their maturity dates. Rather, our investment among GNMA and US Treasury securities is based on the allocation that we believe will provide the best value potential for the fund. We currently have a fairly high allocation - approximately 97% of assets - in GNMA securities, reflecting our belief that GNMAs continue to offer attractive yields.

3 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.
GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government with respect to payment of principal and interest. Each GNMA security represents a pool of mortgages from which investors receive principal and interest payments each month. If interest rates fall, home owners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly, and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors and may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

Q: How do you assess the economic environment and investor demand for mortgage securities at present?

A: With the issuance of the March 2004 employment report, more investors believe that the fiscal and monetary stimulus that has been present in the economy (in the form of increased money supply and low short-term interest rates) is indeed taking hold. Increased expectations for corporate earnings are out there, and the tone for the economy appears very positive. Investors will look for further confirmation in upcoming monthly employment reports before they speak with any conviction concerning when the Fed will raise short-term interest rates.

Demand for mortgage securities appears strong at present. We are seeing more positive commentary in the investment markets about the mortgage sector from analysts and traders. Banks, which have been avid purchasers of mortgages, may take a step back if they begin to experience higher loan demand with a pickup in the economy. As always, our main concern is the level of prepayments within the sector. We believe the most advantageous strategy at present is to purchase mortgage instruments on the basis of yield rather than total return.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2004

Sector Diversification	3/31/04	9/30/03

Government National Mortgage Association	97%	95%
US Government Backed	1%	3%
Cash Equivalents, net	2%	2%
	100%	100%

GNMA Coupons*	3/31/04	9/30/03

4.5%-6.0%	63%	47%
6.5%-7.0%	28%	41%
7.5%-8.0%	8%	11%
Greater than 8.0%	1%	1%
	100%	100%

* Excludes Cash Equivalents and US Government Backed
Effective Maturity	3/31/04	9/30/03

Less than 5 years	85%	66%
5-8 years	15%	29%
Greater than 8 years	-	5%
	100%	100%

Sector diversification, coupons and effective maturity are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of March 31, 2004 (Unaudited)

	Principal Amount ($)	Value ($)

Government National Mortgage Association 96.5%
Government National Mortgage Association:
4.5% with various maturities from 1/15/2017 until 8/15/2018	29,432,021	29,939,286
5.0% with various maturities from 6/15/2018 until 1/15/2034 (c) (d) (e)	611,994,690	617,855,679
5.5% with various maturities from 6/15/2029 until 3/20/2034 (c) (d) (e)	912,796,261	939,278,480
6.0% with various maturities from 4/15/2016 until 2/20/2034 (c) (d) (e)	672,279,812	701,970,694
6.5% with various maturities from 12/15/2007 until 12/1/2033 (c) (d) (e)	595,248,168	628,713,114
7.0% with various maturities from 4/15/2008 until 6/15/2033	370,115,687	394,162,981
7.5% with various maturities from 12/15/2006 until 1/15/2033	195,687,124	210,558,832
8.0% with various maturities from 4/15/2008 until 9/15/2032	64,910,566	70,958,235
8.5% with various maturities from 11/15/2005 until 2/15/2031	3,510,270	3,860,005
9.0% with various maturities from 5/15/2009 until 9/15/2030	5,986,727	6,649,426
10.5% with various maturities from 10/20/2016 until 1/20/2021	1,550,678	1,761,305
11.5% with various maturities from 10/15/2010 until 2/15/2016	333,687	381,660
12.0% with various maturities from 12/15/2012 until 7/15/2015	891,648	1,030,784
12.5% with various maturities from 5/15/2010 until 8/15/2015	726,368	841,656
13.0% with various maturities from 3/15/2011 until 7/15/2015	146,066	171,001
13.5% with various maturities from 11/15/2012 until 10/15/2014	142,055	167,480
14.0% with various maturities from 7/15/2011 until 12/15/2014	70,214	82,957
14.5%, 10/15/2014	51,554	61,721
15.0% with various maturities from 7/15/2011 until 10/15/2012	38,040	45,472
16.0%, 2/15/2012	28,160	33,845
Total Government National Mortgage Association (Cost $3,561,676,818)		3,608,524,613

US Government Backed 1.2%
US Treasury Note, 1.875%, 1/31/2006 (Cost $46,693,582)	46,530,000	46,839,006

	Shares ($)	Value ($)

Cash Equivalents 33.7%
Daily Assets Fund Institutional, 1.09% (b) (f)	532,100,900	532,100,900
Scudder Cash Management QP Trust, 1.10% (b)	729,409,156	729,409,156
Total Cash Equivalents (Cost $1,261,510,056)		1,261,510,056

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,869,880,456) (a)	131.4	4,916,873,675
Other Assets and Liabilities, Net	(31.4)	(1,175,055,330)
Net Assets	100.0	3,741,818,345

(a) The cost for federal income tax purposes was $4,871,237,293. At March 31, 2004, net unrealized appreciation for all securities based on tax cost was $45,636,382. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $49,652,745 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,016,363.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rates shown are the annualized seven-day yield at period end.
(c) When-issued or forward delivery pools included.
(d) Mortgage dollar rolls included.
(e) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at March 31, 2004 amounted to $516,571,541, which is 13.8% of total net assets.
(f) Represents collateral held in connection with securities lending.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $3,608,370,400)	$ 3,655,363,619
Investment in Daily Assets Fund Institutional (cost $532,100,900)	532,100,900
Investment in Scudder Cash Management QP Trust (cost $729,409,156)*	729,409,156
Total investments in securities, at value (cost $4,869,880,456)	4,916,873,675
Cash	23,361
Receivable for investments sold	257,018,690
Interest receivable	16,366,293
Receivable for Fund shares sold	388,434
Due from Advisor	537,938
Total assets	5,191,208,391
Liabilities
Payable for investments purchased	625,430,607
Payable for when-issued and forward delivery securities	52,910,790
Payable upon return of securities loaned	532,100,900
Payable for investments purchased - mortgage dollar rolls	235,612,329
Deferred mortgage dollar roll income	427,897
Payable for Fund shares redeemed	1,684,883
Accrued management fee	1,216,107
Other accrued expenses and payables	6,533
Total liabilities	1,449,390,046
Net assets, at value	$ 3,741,818,345
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(7,511,136)
Net unrealized appreciation (depreciation) on investments	46,993,219
Accumulated net realized gain (loss)	(124,811,678)
Paid-in capital	3,827,147,940
Net assets, at value	$ 3,741,818,345

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($3,407,403,611 / 223,006,566 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.28
Class S Net Asset Value, offering and redemption price per share ($334,414,734 / 21,899,623 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.27

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2004 (Unaudited)
Investment Income
Income: Interest	$ 64,076,687
Interest - Scudder Cash Management QP Trust	3,779,624
Mortgage dollar roll income	5,983,689
Securities lending income	122,429
Total Income	73,962,429
Expenses: Management fee	7,722,640
Administrative fee	5,791,980
Trustees' fees and expenses	42,534
Other	28,554
Total expenses, before expense reductions	13,585,708
Expense reductions	(2,266,472)
Total expenses, after expense reductions	11,319,236
Net investment income	62,643,193
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	15,684,434
Futures	(2,807,382)
12,877,052
Net unrealized appreciation (depreciation) during the period on: Investments	(1,774,411)
Futures	632,653
(1,141,758)
Net gain (loss) on investment transactions	11,735,294
Net increase (decrease) in net assets resulting from operations	$ 74,378,487

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended March 31, 2004 (Unaudited)
Cash flows from operating activities
Investment income received	$ 70,095,926
Mortgage dollar roll income received	7,754,308
Payment of operating expenses	(12,899,580)
Proceeds from sale and maturities of investments	4,275,716,990
Purchases of investments	(3,714,294,542)
Net (purchases) sales of short-term investments	350,837,772
Net receipt (payment) for daily variation margin on futures contracts	(3,569,169)
Cash provided (used) by operating activities	$ 973,641,705
Cash flows from financing activities
Net increase (decrease) in payable for investments purchased - mortgage dollar rolls	$ (644,054,557)
Distributions paid (net of reinvestment of distributions)	(24,369,200)
Proceeds from shares sold	66,879,861
Cost of shares redeemed	(393,122,535)
Cash provided (used) by financing activities	(994,666,431)
Increase (decrease) in cash	(21,024,726)
Cash at beginning of period	21,048,087
Cash at end of period	$ 23,361
Reconciliation of net increase (decrease) in net assets from operations to cash provided (used) by operating activities
Net increase (decrease) in net assets resulting from operations	$ 74,378,487
Net (increase) decrease in cost of investments	608,604,614
Net (increase) decrease in unrealized appreciation/depreciation on investments	1,774,411
(Increase) decrease in receivable for investments sold	358,606,061
(Increase) decrease in interest receivable	3,873,914
(Increase) decrease in due from Advisor	(537,938)
(Increase) decrease in other assets	12,432
Increase (decrease) in payable for investments purchased	(71,266,083)
Increase (decrease) in payable for daily variation margin on open futures contracts	(761,787)
Increase (decrease) in accrued expenses and payables	(1,042,406)
Cash provided (used) by operating activities	$ 973,641,705

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2004 (Unaudited)	Year Ended September 30, 2003
Operations: Net investment income	$ 62,643,193	$ 134,535,188
Net realized gain (loss) on investment transactions	12,877,052	35,976,819
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,141,758)	(45,347,536)
Net increase (decrease) in net assets resulting from operations	74,378,487	125,164,471
Distributions to shareholders from: Net investment income: Class AARP	(63,825,645)	(160,756,819)
Class S	(6,328,684)	(17,414,058)
Fund share transactions: Proceeds from shares sold	66,640,282	282,422,274
Reinvestment of distributions	45,785,129	115,793,568
Cost of shares redeemed	(391,423,470)	(770,184,736)
Net increase (decrease) in net assets from Fund share transactions	(278,998,059)	(371,968,894)
Increase (decrease) in net assets	(274,773,901)	(424,975,300)
Net assets at beginning of period	4,016,592,246	4,441,567,546
Net assets at end of period (including accumulated distributions in excess of net investment income of $7,511,136 at March 31, 2004)	$ 3,741,818,345	$ 4,016,592,246

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended September 30,	2004[a]	2003	2002[b]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 15.26	$ 15.44	$ 15.32	$ 14.60	$ 14.61	$ 15.40
Income (loss) from investment operations: Net investment income	.25[c]	.48[c]	.72[c]	.91[c]	.94	.94
Net realized and unrealized gain (loss) on investment transactions	.05	(.02)	.23	.72	(.01)	(.79)
Total from investment operations	.30	.46	.95	1.63	.93	.15
Less distributions from: Net investment income	(.28)	(.64)	(.83)	(.91)	(.94)	(.94)
Net asset value, end of period	$ 15.28	$ 15.26	$ 15.44	$ 15.32	$ 14.60	$ 14.61
Total Return (%)	1.91d**	3.01	6.47	11.50	6.62	.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,407	3,649	3,987	3,875	3,703	4,216
Ratio of expenses before expense reductions (%)	.70*	.70	.70	.71	.74[e]	.65
Ratio of expenses after expense reductions (%)	.58*	.70	.70	.71	.73[e]	.65
Ratio of net investment income (%)	3.76*	3.13	4.76	6.06	6.52	6.25
Portfolio turnover rate (%)[f]	189*	281	351	203	264	245
[a] For the six months ended March 31, 2004 (Unaudited).
[b] As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain (loss) on investment transactions prior to October 1, 2001 are included as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income by $.08, increase net realized and unrealized gain/(loss) per share by $.08, and decrease the ratio of net investment income to average net assets from 5.27% to 4.76%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .73% and .73%, respectively.
[f] The portfolio turnover rates including mortgage dollar roll transactions were 288%, 499%, 384%, 231%, 337% and 258% for the periods ended March 31, 2004, September 30, 2003, 2002, 2001, 2000 and 1999, respectively.
* Annualized ** Not annualized

Class S
Years Ended September 30,	2004[a]	2003	2002[b]	2001	2000[c]
Selected Per Share Data
Net asset value, beginning of period	$ 15.26	$ 15.44	$ 15.32	$ 14.61	$ 14.45
Income (loss) from investment operations: Net investment income	.24[d]	.48[d]	.72[d]	.91[d]	.19
Net realized and unrealized gain (loss) on investment transactions	.05	(.02)	.23	.72	.16
Total from investment operations	.29	.46	.95	1.63	.35
Less distributions from: Net investment income	(.28)	(.64)	(.83)	(.92)	(.19)
Net asset value, end of period	$ 15.27	$ 15.26	$ 15.44	$ 15.32	$ 14.61
Total Return (%)	1.84e**	3.01	6.47	11.49	2.72**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	334	368	455	399	306
Ratio of expenses before expense reductions (%)	.70*	.70	.70	.72	.68f*
Ratio of expenses after expense reductions	.63*	.70	.70	.72	.68f*
Ratio of net investment income (%)	3.71*	3.13	4.76	6.05	6.64*
Portfolio turnover rate (%)[g]	189*	281	351	203	264
[a] For the six months ended March 31, 2004 (Unaudited).
[b] As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain (loss) on investment transactions prior to October 1, 2001 are included as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income by $.08, increase net realized and unrealized gain/(loss) per share by $.08, and decrease the ratio of net investment income to average net assets from 5.27% to 4.76%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[c] For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.
[d] Based on average shares outstanding during the period.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction was .71%.
[g] The portfolio turnover rates including mortgage dollar roll transactions were 288%, 499%, 384%, 231% and 337% for the periods ended March 31, 2004, September 30, 2003, 2002, 2001 and 2000, respectively.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder GNMA Fund (the "Fund") is a diversified series of Scudder Income Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and Class S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency, or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003, the Fund had a net tax basis capital loss carryforward of approximately $109,247,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2007 ($9,280,000) and September 30, 2008 ($99,967,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

In addition, from November 1, 2002 through September 30, 2003, the Fund incurred approximately $29,056,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2004.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of the current year distributions will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended March 31, 2004, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $2,958,542,558 and $3,145,587,300, respectively. Purchases and sales of US Treasury obligations aggregated $685,954,266 and $742,098,215, respectively. Purchases and sales of mortgage dollar rolls aggregated $1,905,872,758 and $1,916,068,082, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.400% of the first $5,000,000,000 of the Fund's average daily net assets, 0.385% of the next $1,000,000,000 of such net assets and 0.370% of such net assets in excess of $6,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.40% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.300% of average daily net assets of each class computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Class AARP and S shares of the Fund. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel).

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund had agreed to temporarily continue the Administrative Agreement. Effective April 1, 2004, the Fund will directly bear the cost of expenses formerly covered by the Administrative Agreement. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.90% of average daily net assets (excluding certain expenses such as Rule 12b-1 and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organizational and offering costs).

In addition for the period October 1, 2003 to December 31, 2003, the Advisor agreed to waive a portion of its Administrative Fee of the Fund to the extent necessary to maintain the operating expenses of each class at 0.62% and 0.78% of the average daily net assets for Class AARP and Class S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees and organization and offering costs). Furthermore, for the period January 1, 2004 through March 31, 2004, the Advisor agreed to waive a portion of its Administrative Fee of the Fund to the extent necessary to maintain the operating expenses of each class at 0.55% and 0.57% of average daily net assets for Class AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees and organization and offering costs).

For the six months ended March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed	Unpaid at March 31, 2004
Class AARP	$ 5,268,757	$ 2,118,003	$ -
Class S	523,223	124,936	-
	$ 5,791,980	$ 2,242,939	$ -

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2004, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $23,533 for custodian credits earned.

E. Securities Lending

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities on loan. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	3,585,917	$ 54,619,482	14,076,357	$ 216,820,064
Class S	789,338	12,020,800	4,256,674	65,602,210
		$ 66,640,282		$ 282,422,274
Shares issued to shareholders in reinvestment of distributions
Class AARP	2,666,940	$ 40,584,660	6,612,671	$ 101,357,988
Class S	341,867	5,200,469	941,670	14,435,580
		$ 45,785,129		$ 115,793,568
Shares redeemed
Class AARP	(22,366,028)	$ (340,429,395)	(39,702,859)	$ (608,356,274)
Class S	(3,351,339)	(50,994,075)	(10,547,182)	(161,828,462)
		$ (391,423,470)		$ (770,184,736)
Net increase (decrease)
Class AARP	(16,113,171)	$ (245,225,253)	(19,013,831)	$ (290,178,222)
Class S	(2,220,134)	(33,772,806)	(5,348,838)	(81,790,672)
		$ (278,998,059)		$ (371,968,894)

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	AGNMX	SGINX
Fund Number	193	393

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. Investors may do so by filling out and returning the enclosed "opt-out" form. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

August 2003

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial  Officers  concluded that the Registrant's
Disclosure  Controls and Procedures are effective based on the evaluation of the
Disclosure  Controls  and  Procedures  as of a date within 90 days of the filing date of this report.

Fund management has previously  identified a significant  deficiency relating to the  overall  fund  expense  payment and accrual  process.  This matter  relates primarily to a bill payment  processing  issue.  There was no material impact to shareholders,  fund net asset  value,  fund  performance  or the accuracy of any fund's  financial  statements.  Fund  management  discussed this matter with the
Registrant's Audit Committee and auditors,  instituted  additional procedures to enhance its internal controls and will continue to develop  additional  controls and redesign work flow to strengthen the overall control environment  associated with the processing and recording of fund expenses.

(b)  There  have been no  changes  in the  registrant's  internal  control  over financial  reporting that occurred  during the filing period that has materially affected,  or is  reasonably  likely  to  materially  affect,  the  registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder GNMA Fund

By:                                 Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder GNMA Fund

By:                                 Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

By:                                 Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               May 28, 2004
                                    ---------------------------